UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
Form 8-K
Current Report
_____________________________
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 8, 2020
Date of Report (Date of earliest event reported)
Truist Financial Corporation
(Exact name of registrant as specified in its charter)
_____________________________

North Carolina	1-10853	56-0939887
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

214 North Tryon Street
Charlotte,	North Carolina	28202
(Address of principal executive offices)		(Zip Code)
(336) 733-2000
(Registrant's telephone number, including area code)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $5 par value	TFC	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series F Non-Cumulative Perpetual Preferred Stock	TFC.PF	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series G Non-Cumulative Perpetual Preferred Stock	TFC.PG	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series H Non-Cumulative Perpetual Preferred Stock	TFC.PH	New York Stock Exchange
Depositary Shares each representing 1/4,000th interest in a share of Series I Perpetual Preferred Stock	TFC.PI	New York Stock Exchange
5.853% Fixed-to-Floating Rate Normal Preferred Purchase Securities each representing 1/100th interest in a share of Series J Perpetual Preferred Stock	TFC.PJ	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series O Non-Cumulative Perpetual Preferred Stock	TFC.PO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plan.

On July 8, 2020, Truist Financial Corporation (“Truist”) provided written notice (the “Notice”) to its directors and executive officers that there will be a blackout period with respect to the heritage SunTrust and heritage BB&T 401(k) savings plans (the “Heritage Savings Plans”). The blackout period is to facilitate the consolidation of the Heritage Savings Plans into one plan, the Truist Financial Corporation 401(k) savings plan, and to transition to a new recordkeeper, Fidelity Investments. During the blackout period, Heritage Savings Plan participants will be unable to transfer or diversify investments or obtain a loan, withdrawal or distribution from their Heritage Savings Plans.

In accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and SEC Regulation BTR, the Notice informed Truist’s directors and executive officers of the blackout period and the restrictions on trading in Truist equity securities that apply to them during the blackout period. A copy of the notice is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The blackout period is expected to begin on July 24, 2020 at 4:00 p.m. (Eastern Time) and end no later than August 14, 2020.
During the blackout period and for a period of two years thereafter, Truist stockholders or other interested persons may obtain information about the blackout period by contacting:

Truist Financial Corporation
Attention: Chief Legal Officer
214 N. Tryon Street
Charlotte, North Carolina 28202
Telephone Number: (336) 733-2000

ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Notice to Directors and Executive Officers of Truist Financial Corporation.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUIST FINANCIAL CORPORATION
(Registrant)

By:	/s/ Cynthia B. Powell
Cynthia B. Powell
Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: July 8, 2020